ING USA Annuity and Life Insurance Company

Separate Account B of ING USA Annuity and Life Insurance Company

ReliaStar Life Insurance Company of New York

Separate Account NY-B of ReliaStar Life Insurance Company of New York

PROSPECTUS SUPPLEMENT

Dated November 14, 2005

Supplement to the Prospectuses

Dated April 29, 2005

for

Deferred Combination Variable and Fixed Annuity Contracts

issued by

ING USA Annuity and Life Insurance Company

and

ReliaStar Life Insurance Company of New York

(“SmartDesign Advantage” “SmartDesign Signature”

“SmartDesign Variable Annuity-NY” and

“ING Empire Innovations”)

_____________________________________

The information in this supplement updates and amends certain information contained in the above referenced annuity prospectuses, each dated April 29, 2005. Please read this supplement carefully and keep it with your prospectus for future reference.

Effective November 14, 2005, the first paragraph of the section of the Prospectus entitled, “Purchase and Availability of the Contract” is hereby deleted and replaced with the following:

Purchase and Availability of the Contract

There are three option packages available under the Contract. You select an option package at the time of application. Each option package is unique. The minimum initial payment to purchase the Contract depends on the option package that you elect. The maximum age to purchase the Contract is 80.

	Option Package I	Option Package II	Option Package III
Minimum Initial Payment	$15,000 (non-qualified) $1,500 (qualified)	$5,000 (non-qualified) $1,500 (qualified)	$5,000 (non-qualified) $1,500 (qualified)

ING-USA; RLNY- 138191	11/14/05